UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

Carrols Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-25629	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York	13203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

In connection with the initial public offering (the “IPO”) of the common stock of Carrols Restaurant Group, Inc. (“Carrols Restaurant Group”), formerly known as Carrols Holdings Corporation and the sole stockholder of Carrols Corporation (the “Company”), pursuant to Carrols Restaurant Group’s registration statement on Form S-1 (Registration No. 333-137574) initially filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2006, and as amended thereafter, the Company, Carrols Restaurant Group and Alan Vituli entered into an employment agreement on December 13, 2006, which became effective on December 14, 2006 and which will expire on December 31, 2008. Pursuant to the employment agreement, Mr. Vituli will continue to serve as the Chairman of the Board of Directors and Chief Executive Officer of each of the Company and Carrols Restaurant Group. The employment agreement is subject to automatic renewals for successive one-year terms unless either Mr. Vituli, the Company or Carrols Restaurant Group elect not to renew the employment agreement by giving written notice to the others at least 90 days before a scheduled expiration date. The employment agreement provides that Mr. Vituli will receive an annual base salary of $650,000 and provides that such amount may be increased annually at the sole discretion of Carrols Restaurant Group’s compensation committee. Pursuant to the employment agreement, Mr. Vituli will participate in the Company’s Executive Bonus Plan, and any stock option or other equity incentive plans applicable to executive employees as determined by Carrols Restaurant Group’s compensation committee. The employment agreement also provides that if Mr. Vituli’s employment is terminated without cause (as defined in his employment agreement) or Mr. Vituli terminates his employment for good reason (as defined in his employment agreement), in each case within twelve months following a change of control (as defined in his employment agreement), Mr. Vituli will receive a cash lump sum payment equal to 2.99 times his average salary plus his average annual bonus (paid under the Company’s Executive Bonus Plan or deferred under the Carrols Corporation & Subsidiaries Deferred Compensation Plan) for the prior five years. The employment agreement also provides that if Mr. Vituli’s employment is terminated by the Company or Carrols Restaurant Group without cause (other than following a change of control as described above) or Mr. Vituli terminates his employment for good reason (other than following a change of control as described above), Mr. Vituli will receive a cash lump sum payment in an amount equal to 2.00 times his average salary, plus average annual bonus (paid under the Company’s Executive Bonus Plan or deferred under the Carrols Corporation & Subsidiaries Deferred Compensation Plan) for the prior five years. The employment agreement includes non-competition and non-solicitation provisions effective during the term of the employment agreement and for two years following its termination. A copy of Mr. Vituli’s employment agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Also on December 13, 2006, in connection with the IPO, the Company, Carrols Restaurant Group and Daniel T. Accordino entered into an employment agreement which became effective on December 14, 2006 and which will expire on December 31, 2008. Pursuant to the employment agreement, Mr. Accordino will continue to serve as the President and Chief Operating Officer of each of the Company and Carrols Restaurant Group. The employment agreement is subject to automatic renewals for successive one-year terms unless either Mr. Accordino, the Company or Carrols Restaurant Group elect not to renew the employment agreement by giving written notice to the others at least 90 days before a scheduled expiration date. The employment agreement provides that Mr. Accordino will receive an annual base salary of $500,000 and provides that such amount may be increased annually at the sole discretion of Carrols Restaurant Group’s compensation committee. Pursuant to the employment agreement, Mr. Accordino will participate in the Company’s Executive Bonus Plan, and any stock option or other equity incentive plans applicable to executive employees, as determined by Carrols Restaurant Group’s compensation committee. The employment agreement also provides that if Mr. Accordino’s employment is terminated without cause (as defined in his employment agreement) or Mr. Accordino terminates his employment for good reason (as defined in his employment agreement), in each case within twelve months following a change of control (as defined in his employment agreement), Mr. Accordino will receive a cash lump sum payment equal to 2.99 times his average salary plus his average annual bonus (paid under the Company’s Executive Bonus Plan or deferred under the Carrols Corporation & Subsidiaries Deferred Compensation Plan) for the prior five years. The employment agreement also provides that if Mr. Accordino’s employment is terminated by the Company or Carrols Restaurant Group without cause (other than following a change of control as described above) or Mr. Accordino terminates his employment for good reason (other than following a change of control as described above), Mr. Accordino will receive a lump sum cash payment in an amount equal to 2.00 times his average salary, plus average annual bonus (paid under the Company’s Executive Bonus Plan or deferred under the Carrols Corporation & Subsidiaries Deferred Compensation Plan) for the prior five years. The employment agreement includes non-competition and non-solicitation provisions effective during the term of the employment agreement and for two years following its termination. A copy of Mr. Accordino’s employment agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

In connection with the IPO, on December 13, 2006, the Company and Carrols Restaurant Group entered into a change of control/severance agreement with each of Michael Biviano, Lewis Shaye, Paul Flanders, Joseph Zirkman, and five of the Company’s and Carrols Restaurant Group’s other officers. Each change of control/severance agreement provides that if within one year following a “change of control” (as defined in the change of control/severance agreement), such employee’s employment is terminated by the Company or Carrols Restaurant Group without cause (as defined in the change of control/severance agreement) or by such employee for good reason (as defined in the change of control/severance agreement), then such employee will be entitled to receive (a) a cash lump sum payment in the amount equal to the product of 18 and the employee’s monthly base salary at the then current rate, (b) an amount equal to the aggregate bonus payment for the year in which the employee incurs a termination of employment to which the employee would otherwise have been entitled had his employment not terminated under the executive bonus plan then in effect, and (c) continued coverage under our welfare and benefits plans for such employee and his dependents for a period of up to 18 months. Each change of control/severance agreement also provides that if prior to a change of control or more than one year after a change of control, such employee’s employment is terminated by the Company or Carrols Restaurant Group without cause or by such employee for good reason, then such employee will be entitled to receive (a) a cash lump sum payment in the amount equal to one year’s salary at the then current rate, (b) an amount equal to the pro rata portion of the aggregate bonus payment for the year in which the employee incurs a termination of employment to which the employee would otherwise have been entitled had his employment not terminated under the

Executive Bonus Plan then in effect and (c) continued coverage under our welfare and benefits plans for such employee and his dependents for a period of up to 18 months. The payments and benefits due under each change of control/severance agreement cannot be reduced by any compensation earned by the employee as a result of employment by another employer or otherwise. The payments are also not subject to any set-off, counterclaim, recoupment, defense or other right that the Company or Carrols Restaurant Group may have against the employee. A copy of the change of control/severance agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

In connection with the IPO, on December 13, 2006, Carrols Restaurant Group, Madison Dearborn Capital Partners, L.P., (“MDP”) Madison Dearborn Capital Partners II, L.P. (“MDP II”, and MDP and MDP II are collectively referred to as the “Madison Dearborn Stockholders”), BIB Holdings (Bermuda), Ltd. (“BIB”), a Bermuda corporation and a wholly-owned subsidiary of Bahrain International Bank (E.C.) and successor in interest to Atlantic Restaurants, Inc., Alan Vituli, Daniel T. Accordino and Joseph Zirkman entered into an Agreement (the “Agreement”) to terminate that certain stockholders agreement (the “Stockholders Agreement”) dated as of March 27, 1997, among such parties. Pursuant to the Agreement, the parties terminated the Stockholders Agreement effective upon the completion, on December 20, 2006, of the IPO. Such Agreement further provides that Carrols Restaurant Group and its board of directors must take all necessary action within its control so that one director designated by the Madison Dearborn Stockholders (collectively) and one director designated by BIB are nominated for election as Class III directors of Carrols Restaurant Group (and whose term of office will therefore expire at Carrols Restaurant Group’s annual meeting of stockholders in 2009), and will give the Madison Dearborn Stockholders and BIB the sole right to remove and replace (with a designee reasonably acceptable to Carrols Restaurant Group) their respective directors. Such right to replace directors may only be exercised once by each of the Madison Dearborn Stockholders and BIB. The right to nominate, remove and replace directors as aforesaid terminates upon the earliest of (1) immediately prior to Carrols Restaurant Group’s annual stockholders meeting in 2009, (2) with respect to the Madison Dearborn Stockholders, at any time they collectively cease to own, of record or beneficially, at least 5% of the aggregate number of shares of Carrols Restaurant Group’s common stock then outstanding and (3) with respect to BIB, at any time it ceases to own, of record or beneficially, at least 5% of the aggregate number of Carrols Restaurant Group’s shares of common stock then outstanding. A copy of the Agreement is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

In connection with the IPO, on December 13, 2006, Carrols Restaurant Group, BIB, the Madison Dearborn Stockholders, Alan Vituli, Daniel T. Accordino and Joseph Zirkman entered into an amendment to that certain registration agreement, dated as of March 27, 1997 (the “Amendment”). Pursuant to the Amendment and effective as of the closing of the IPO, Carrols Restaurant Group will not be restricted in its ability to file additional registration statements for its equity securities in the 180 days following the IPO, as was originally provided in the registration agreement. Carrols Restaurant Group is also no longer restricted, as was originally provided in the registration agreement, from effecting a public sale or distribution of its equity securities or any securities exchangeable or exercisable into such securities during the seven days prior or 180 days following the effective date of any underwritten demand registration or underwritten piggyback registration, nor is it required to agree with holders of its common stock or securities convertible into its common stock to not effect a public sale or distribution of such securities during the same time period. Additionally, Carrols Restaurant Group agreed to pay certain of BIB’s and the Madison Dearborn Stockholders’ expenses in connection with the IPO, as well as certain of the expenses in connection with future registration statements in which BIB and the Madison Dearborn Stockholders are selling stockholders. Carrols Restaurant Group will also be permitted to take certain corporate actions as it deems appropriate without consideration of the effects such actions would have on the parties to the Amendment.

On November 21, 2006 and in connection with the IPO, the board of directors of Carrols Restaurant Group adopted, and the stockholders of Carrols Restaurant Group approved, the Carrols Restaurant Group 2006 Stock Incentive Plan (the “Plan”) to attract and retain employees, and to motivate plan participants to achieve long term-company goals which are in line with those of Carrols Restaurant Group’s stockholders. The plan will expire on November 21, 2016, or such earlier time as Carrols Restaurant Group’s board of directors may determine. Under the Plan, up to 3,300,000 shares of Carrols Restaurant Group’s common stock may be awarded. In general, awards may be granted to any officer, employee, associate or director of Carrols Restaurant Group or any of its subsidiaries (including the Company) or any consultant or advisor providing services to Carrols Restaurant Group or any of its subsidiaries (including the Company). Under the Plan, eligible individuals may be granted stock awards, stock options, stock appreciation rights, performance awards and outside director stock options and outside director stock awards. A copy of the Plan is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

ITEM 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the IPO, on December 14, 2006, Carrols Restaurant Group adopted a written code of ethics (the “Code of Ethics”) applicable to directors, officers and employees of Carrols Restaurant Group or any of its subsidiaries (including the Company) in accordance with the rules of The NASDAQ Stock Market LLC and the SEC. The Code of Ethics is designed to deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports and documents that Carrols Restaurant Group (or the Company) files with the SEC and in Carrols Restaurant Group’s (or the Company’s) other public communications; compliance with applicable laws, rules and regulations, including insider trading compliance; and accountability for adherence to the code and prompt internal reporting of violations of the Code of Ethics, including illegal or unethical behavior regarding accounting or auditing practices.

The Code of Ethics applies to Carrols Restaurant Group’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, as described in Item 406 of Regulation S-K of the SEC. The Audit Committee of Carrols Restaurant Group’s Board of Directors will review the Code of Ethics on a regular basis and will propose or adopt additions or amendments as it determines are required or appropriate. The Code of Ethics will be posted on the Carrols Restaurant Group (and the Company) website. The Code of Ethics is attached hereto as Exhibit 14.1 and is incorporated by reference herein.

ITEM 8.01.	Other Events.

In connection with the IPO, on November 21, 2006, Carrols Restaurant Group effected an 11.288 for-one stock split of its outstanding common stock pursuant to its restated certificate of incorporation which was filed with the Secretary of State of Delaware on such date.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

d)	Exhibits:

10.1	Form of Employment Agreement by and among Carrols Restaurant Group, Inc., Carrols Corporation and Alan Vituli (incorporated by reference to exhibit 10.28 to Carrols Restaurant Group, Inc.’s Registration Statement on Form S-1 (Registration No. 333-137524), as amended).

10.2	Form of Employment Agreement by and among Carrols Restaurant Group, Inc., Carrols Corporation and Daniel T. Accordino (incorporated by reference to exhibit 10.29 to Carrols Restaurant Group, Inc.’s Registration Statement on Form S-1 (Registration No. 333-137524), as amended).

10.3	Form of Change of Control/Severance Agreement (incorporated by reference to exhibit 10.30 to Carrols Restaurant Group, Inc.’s Registration Statement on Form S-1 (Registration No. 333-137524), as amended).

10.4	Form of Agreement, by and among Carrols Restaurant Group, Inc., Madison Dearborn Capital Partners, L.P., Madison Dearborn Capital Partners, II, L.P., BIB Holdings (Bermuda) Ltd., Alan Vituli, Daniel T. Accordino and Joseph A. Zirkman (incorporated by reference to exhibit 10.31 to Carrols Restaurant Group, Inc.’s Registration Statement on Form S-1 (Registration No. 333-137524), as amended).

10.5	Form of Amendment No. 1 to Registration Agreement, by and among Carrols Restaurant Group, Inc., Madison Dearborn Capital Partners, L.P., Madison Dearborn Capital Partners, II, L.P., BIB Holdings (Bermuda) Ltd., Alan Vituli, Daniel T. Accordino and Joseph A. Zirkman (incorporated by reference to exhibit 10.32 to Carrols Restaurant Group, Inc.’s Registration Statement on Form S-1 (Registration No. 333-137524), as amended).

10.6	Carrols Restaurant Group 2006 Stock Incentive Plan (incorporated by reference to exhibit 10.27 to Carrols Restaurant Group, Inc.’s Registration Statement on Form S-1 (Registration No. 333-137524), as amended).

14.1	Carrols Restaurant Group Code of Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: December 20, 2006	By:	/s/ Joseph A. Zirkman
	Name:	Joseph A. Zirkman
Vice President, General Counsel and Secretary

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